UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No.____ )

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USELL.COM, INC.

(Name of Registrant as Specified In Its Charter)

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USELL.COM, INC.

33 East 33rd Street, Suite 1101

New York, New York 10016

(212) 213-6805

INFORMATION STATEMENT

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

You are not being asked to approve anything.  This Information Statement is being provided to you solely for your information.

GENERAL INFORMATION

Why am I receiving these materials?

This Information Statement is mailed or furnished to holders of record of the outstanding common and preferred stock of usell.com, Inc., a Delaware corporation (the “Company” or “uSell”), in connection with the action by written consent of shareholders taken without a meeting to approve all of the Company’s equity compensation plans, including the 2008 Equity Incentive Plan and other equity compensation plans and arrangements (collectively, the “Company Equity Compensation”) which is described in this Information Statement. You are urged to read this Information Statement carefully and in its entirety for a description of the Company Equity Compensation and information regarding the action taken by written consent of the shareholders.

The date of this Information Statement is May 21, 2014 and it is first being mailed on or about May 21, 2014. Pursuant to the Delaware General Corporation Law (the “DGCL”), the Company is required to provide prompt notice to the shareholders who have not consented in writing.

The Board is not soliciting your proxy or consent in connection with the approval of the Company Equity Compensation.

What action was taken by written consent?

We obtained written consent by the holders of the majority of the voting power of the Company’s capital stock (the “Majority Shareholders”), approving the Company Equity Compensation.

When is the record date?

The close of business on May 21, 2014 is the record date (the “Record Date”) for the determination of shareholders entitled to consent and to receive this Information Statement.

What constitutes the voting power of the Company?

On the Record Date, the date we received the consent of the holders of more than a majority of our outstanding voting power, there were 6,065,204 shares of common stock outstanding, 100,000 votes underlying outstanding shares of the Company’s Series A Preferred Stock, 60,404 votes underlying outstanding shares of the Company’s Series B Preferred Stock, 146,667 votes underlying outstanding shares of the Company’s Series C Preferred Stock, and 103,232 votes underlying outstanding shares of the Company’s Series E Preferred Stock. Holders of shares of each of the foregoing series of the Company’s preferred stock vote on an as-converted basis.

What vote was obtained to approve the Company Equity Compensation described in this Information Statement?

In accordance with Sections 216 and 228 of the DGCL and our charter and bylaws, a majority of the outstanding voting power entitled to vote is required to approve the Company Equity Compensation. On May 21, 2014, shareholder approval was obtained through the written consent of our Majority Shareholders. Of the total outstanding voting power of 6,480,507 shares, including the votes underlying the Company’s Series A, Series B, Series C and Series E Preferred Stock, the Majority Shareholders holding 3,274,074 votes or 50.56% of the outstanding voting power, executed a written consent to effectuate the shareholder approval.

Therefore, a special meeting of the shareholders to approve the Company Equity Compensation is unnecessary. If shareholders had been provided an opportunity to vote at a meeting, an affirmative vote of a majority of the outstanding voting power would also be required.

When will the Shareholder Approval of the Company Equity Compensation be considered effective?

The shareholder approval of the Company Equity Compensation will not be considered in effect until at least 20 calendar days after the mailing of this Information Statement.

Why is the Company Obtaining Shareholder Approval?

The Company has applied to list the Company’s common stock on the NASDAQ Stock Market (“NASDAQ”). Under the NASDAQ listing requirements, all equity compensation plans and arrangements require shareholder approval. The Company does not meet all NASDAQ listing requirements as of the date of this Information Statement, and its application may never be approved.

Who is paying the cost of this Information Statement?

The entire cost of furnishing this Information Statement will be paid by the Company.

Does any person have an interest in the approval of the Company Equity Compensation?

As noted above, the Company has applied to list the Company’s common stock on the NASDAQ Stock Market and approval of the Company Equity Compensation will bring the Company closer to NASDAQ listing eligibility. The Board believes NASDAQ listing eligibility is in the best interest of the Company and all shareholders, and as such, the approval of the Company Equity Compensation will benefit all shareholders. No shareholders will receive an extra or special benefit not shared on a pro-rata basis by all other holders of the same class.

APPROVAL OF THE COMPANY EQUITY COMPENSATION

Overview and Purpose of the Shareholder Approval

Our Majority Shareholders have taken action by written consent to formally approve all of the Company’s equity compensation plans, including the 2008 Equity Incentive Plan, as amended (the “Plan”) and other equity compensation plans and arrangements. A schedule of all equity issuances made under the Plan and other such plans and arrangements to date is attached to this Information Statement as Appendix A.

Our common stock is currently quoted on the Over-The-Counter Bulletin Board under the symbol “usel.” On May 19, 2014, the last sale price of our common stock was $4.40 per share. Our Board believes that it is in the best interest of the Company and of our shareholders to transfer listing of our common stock to NASDAQ. NASDAQ requires that all companies with a security listed on the exchange obtain shareholder approval of all equity compensation plans and arrangements. Consequently, obtaining shareholder approval of the Company Equity Compensation will move the Company closer to being eligible to list the Company’s common stock on NASDAQ.

No Appraisal Rights

Shareholders have no rights under DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Company Equity Compensation.

Description of the Company Equity Compensation

2008 Equity Incentive Plan

In the following paragraphs we provide a summary of the terms of the Plan, as amended. The full text of the Plan is attached to this Information Statement as Appendix A.

Background

In March 2008, we established the Plan. There are 284,296 shares of common stock authorized for issuance under the Plan of which 68,705 remain available for issuance as of the date hereof. The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers, directors and director advisors of the Company.

Administration

The Plan is administered by our Board, or by our Compensation Committee, which collectively we refer to as the “Administrator.” The Board may delegate the power to grant stock rights to officers of the Company to the extent permitted by law.

Eligibility

Awards granted under the Plan may be restricted stock, restricted stock units, options and SARs which are awarded to employees, consultants, officers, directors and director advisors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion.

As of the record date, individuals eligible to participate in the Plan included three executive officers (consisting of the Company’s Chief Executive Officer and President, the Chief Operating Officer, and the Chief Financial Officer), 16 non-executive-officer employees, and five non-employee directors.

Limitation on Awards

The exercise price of options or stock appreciation rights (“SARs”) granted under the Plan shall not be less than the fair market value of our common stock at the time of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code of 1986, or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Compensation Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the on the trading date before the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Unit

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Term, Termination and Amendment

The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 20, 2018. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided, however, no amendment shall be affected unless approved by our shareholders to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested stock rights are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of Company policy.

Adjustments upon Changes in Capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Non-Qualified Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year.

Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

All stock rights are transferable subject to compliance with the securities laws and the Plan.

Plan Awards to Executives and Directors

A schedule of equity awards made under the Plan to the Company’s current and former executives and directors to date is included in Appendix B.

Plan Awards to Other Individuals

From 2008 through the present, the Company made grants under the Plan of 2,947 shares of restricted common stock to non-executive-officer employees and non-employee advisors and contractors of the Company with vesting terms ranging from immediate vesting to vesting over 30 months. The Company also issued 19,215 stock options under the Plan, with either five-year or ten-year expiration periods, to non-executive-officer employees and non-employee advisors and contractors exercisable at prices ranging from $4.90 to $27.55, with vesting periods ranging from 25 days to four years.

Non-Plan Equity Incentive Compensation Arrangements with Executives and Directors

The Company has in the past compensated, and may in the future compensate, certain of its employees, consultants, officers, directors and others who provide services to the Company by issuing restricted stock awards, restricted stock units or non-qualified stock options (“Non-Plan Grants”). A schedule of Non-Plan Grants made to the Company’s current and former executives and directors to date is included in Appendix B.

Non-Plan Equity Incentive Compensation Arrangements with Other Individuals

From 2008 through the present, the Company made Non-Plan Grants of 234,389 shares of restricted common stock to non-executive-officer employees and non-employee advisors and contractors of the Company. The Company also made Non-Plan Grants of 322,253 five-year stock options to non-executive-officer employees and non-employee advisors and contractors exercisable at prices ranging from $2.93 to $26.77, with vesting terms ranging from immediate vesting to vesting over four years.

Director and Executive Compensation

The information below relates to the compensation paid, distributed or accrued by us to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers serving at the end of the last fiscal year whose total compensation exceeded $100,000 in 2013. We refer to these persons as the “Named Executive Officers.”

2013 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)		Stock Awards ($)(e)(2)		Option Awards ($)(f)(2)		Total ($)(j)
Daniel Brauser	2013	108,654		126,500	(3)	-		235,154
Chief Executive Officer	2012	122,596		-		51,000	(4)	173,596

Sergio Zyman	2013	437,500	(5)	-		-		437,500
Former Chief Executive Officer	2012	720,000	(6)	1,137,500	(7)	344,000	(8)	2,201,500

Nik Raman	2013	107,663		126,500	(3)	-		234,163
Chief Operating Officer	2012	122,596		-		112,000	(4)(9)	234,596

(1)	With the exception of Mr. Zyman, the compensation in this column represents cash compensation, see Notes (5) and (6) below.
(2)	The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent equity awards and do not reflect the actual amounts that may be realized by the Named Executive Officers. Our assumptions with respect to the calculation of these values are set forth in Note 3 of our Consolidated Financial Statements.
(3)	In October 2013, as compensation for services to be provided as a member of the Board, Messrs. Brauser and Raman were each granted 36,666 restricted stock units, which vest annually over five years beginning October 31, 2014.
(4)	In 2012, as compensation for services provided as a member of the Board, Messrs. Brauser and Raman were each granted 13,333 five-year stock options exercisable at $3.00 per share, which vested on July 10, 2013.
(5)	In February 2013, Mr. Zyman was granted 233,333 fully vested shares of the Company’s common stock in lieu of a cash salary.
(6)	In 2012, Mr. Zyman was granted 400,000 shares of uSell’s common stock in lieu of a cash salary. See “Named Executive Officer Employment Arrangements” below for a description of this grant.
(7)	In 2012, Mr. Zyman was granted 233,333 fully vested shares of common stock as compensation for services provided as a member of the Board.
(8)	In 2012, Mr. Zyman was granted 66,666 fully vested stock options exercisable at $3.00 per share as compensation for services provided as a member of the Board.
(9)	In 2012, Mr. Raman was granted 13,333 five-year stock options exercisable at $3.00 per share. Of the options, 25% vested on August 28, 2013 and the remaining vest (or vested) every three months thereafter over a three-year period.

Named Executive Officer Employment Arrangements

Daniel Brauser. Effective January 1, 2012, Mr. Daniel Brauser, our Chief Executive Officer, began drawing a salary of $125,000 per year under an oral contract.

Sergio Zyman. Prior to his resignation, Mr. Sergio Zyman, our former Chief Executive Officer, did not receive a salary. In December 2012, Mr. Zyman was granted 400,000 shares of restricted common stock as consideration for his service as Chief Executive Officer in lieu of cash and other compensation. When Mr. Zyman was appointed Chief Executive Officer on October 10, 2012, the Company deferred consideration of his compensation. Of these shares, 33,333 were immediately vested (representing the period of time Mr. Zyman had performed services prior to his appointment as Chief Executive Officer) and the remaining shares vested (or were to vest) in equal increments of 16,666 shares on the 10th day of each month over a 22-month period, subject to his continued employment on each applicable vesting date. With his resignation, 216,667 shares did not vest. In February 2013, Mr. Zyman was granted 233,333 fully vested shares of common stock in connection with his employment as Chief Executive Officer.

 Nik Raman. Mr. Nik Raman receives a base salary of $125,000 per year under an oral contract.

Termination Provisions

No executive officer is entitled to any severance rights.

Outstanding Equity Awards at 2013 Fiscal Year-End

Listed below is information with respect to unexercised options and shares of common stock that have not vested for each Named Executive Officer outstanding as of December 31, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
(a)	(b)	(c)		(e)	(f)	(g)		(h)

Daniel Brauser	705	0		10.23	12/22/2014
	9,526	0		10.23	12/22/2014
	13,378	3,087	(1)	10.23	9/10/2015
	13,333	0		3.00	7/10/2017
						36,666	(2)	109,998	(2)

Sergio Zyman	66,666	0		3.00	7/18/2017

Nik Raman	13,333	0		3.00	7/10/2017
	4,167	9,166	(3)	3.00	8/28/2017
						36,666	(2)	109,998	(2)

(1)	The unvested options vest each calendar quarter until September 30, 2014.
(2)	Represents unvested restricted stock units. Market value is based on $3.00 closing price on December 31, 2013.
(3)	These unvested options vest in 11 equal increments every three months with the first vesting date being February 28, 2014.

Director Compensation

We do not pay cash compensation to our directors for service on our Board. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and committee members.

2013 Director Compensation

The table below sets forth certain information with respect to compensation awarded to, paid to or earned by each of the individuals who served as our non-employee directors during 2013. Mr. Daniel Brauser and Mr. Raman’s director compensation is included in the Summary Compensation Table above.

Name (a)	Stock Awards ($)(c)(1)(2)	Option Awards ($)(d)(1)	Total ($)(j)

Michael Brauser	230,000		230,000

Doug Feirstein	80,500		80,500

Grant Fitzwilliam	34,500		34,500

Scott Frohman	34,500		34,500

(1)	The amounts in these columns represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent equity awards and do not reflect the actual amounts that may be realized by the directors. Our calculations with respect to the calculation of these values are set forth in Note 3 of our Consolidated Financial Statements.
(2)	In 2013, we granted restricted stock units to our directors for their service as described below. The restricted stock units vest annually over a five year period with the first vesting date being October 31, 2014, subject to continued service on each applicable vesting date. Additionally, the restricted stock units automatically vest under certain circumstances including in the event of a change of control of uSell. The restricted units were granted as follows:

Michael Brauser	66,666
Douglas Feirstein	23,333
Grant Fitzwilliam	10,000
Scott Frohman	10,000

Effective May 19, 2014, we granted 30,000 restricted stock units to all of our independent directors (except for 20,000 to Mr. Fitzwilliam who received 10,000 last year) and an additional 4,000 restricted stock units to each of our four independent directors for each of the committees they serve on. These restricted stock units vest in three equal annual increments beginning May 19, 2015 and fully vest in the event of a change of control.

Equity Compensation Plan Information

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of December 31, 2013.

Name Of Plan	Number of shares of common stock to be issued upon exercise of outstanding options (1) (a)	Weighted-average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding the shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	—

Equity compensation plans not approved by security holders (2)	11,996	$34.64	83,460
Equity compensation plans not approved by security holders (3)	545,417	$4.33	N/A
Total	557,413	$4.99	83,460

(1)	Consists of stock options.
(2)	This represents securities issued under our Plan. As of December 31, 2013, we had 83,460 shares remaining under the Plan. Because we have issued 188,839 shares of restricted stock, the number of securities available for future issuance has been reduced. Includes 7,781 options granted to executive officers and directors with a weighted average exercise price of $49.32 per share, vesting in various increments over periods up to four years.
(3)	This represents securities issued outside our Plan. Includes 367,039 options granted to executive officers and directors with a weighted average exercise price of $4.78 per share, vesting in various increments over periods up to four years.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth the number of shares of our common stock beneficially owned as May 21, 2014 by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers and (iv) all of our executive officers and directors of as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o uSell.com, Inc., 33 East 33rd Street, Suite 1101, New York, New York 10016.

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (1)

Directors and Executive Officers:

Common Stock	Daniel Brauser (2)	744,407	12.2%
Common Stock	Sergio Zyman (3)	0	0%
Common Stock	Nik Raman (4)	319,166	5.2%
Common Stock	Peter Benz (6)	1,000	*
Common Stock	Michael Brauser (5)	678,292	10.7%
Common Stock	Brett Cravatt (7)	0	0%
Common Stock	Grant Fitzwilliam (8)	15,749	* %
Common Stock	Amitabh Jhawar (9)	0	0%

Common Stock	All directors and executive officers as a group (8 persons)	1,369,835	21.5%

5% Shareholders:

Common Stock	Barry Honig (10)	605,914	9.9%
Common Stock	Todd Oretsky (11)	706,013	11.6%
Common Stock	Hakan Koyuncu (12)	708,553	11.7%
Common Stock	Frost Gamma Investments Trust (13)	605,914	9.9%
Common Stock	Gerald Unterman (14)	533,333	8.8%
Common Stock	Marcy Czeizler (14)	527,753	8.7%
Common Stock	Douglas Feirstein (15)	777,470	12.7%

* Less than 1%.

(1)	Applicable percentages are based on 6,065,204 shares of common stock outstanding as of May 21, 2014 according to the records of Island Stock Transfer, the Company’s transfer agent. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, convertible notes and preferred stock currently exercisable or convertible or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, warrants, and preferred stock exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table does not include restricted stock units that do not have the right to vote until they vest and the shares are delivered.

The shares of common stock beneficially owned by each of Messrs. Daniel Brauser, Feirstein, Koyuncu and Oretsky include all shares of common stock subject to a Shareholders Agreement, which terminates when each member of the group beneficially owns less than 127 shares. Under the Shareholders Agreement, the group agreed to vote all of their shares of common stock together on any action as determined by a majority of the members of the group still owning 25 shares. The shares of common stock individually owned by them are:

Mr. Brauser	312,234 shares
Mr. Feirstein	376,531 shares
Mr. Koyuncu	6,097 shares
Mr. Oretsky	11,151 shares

(2)	Mr. Daniel Brauser is a director and executive officer. Represents: (i) 312,234 shares of common stock, (ii) 37,971 vested options, and (iii) 423 shares of common stock issuable upon the exercise of warrants.

(3)	Mr. Zyman is a former director and executive officer. Subsequent to his resignation, he sold all shares beneficially owned in a private transaction.
(4)	Mr. Raman is a director and executive officer. Includes 19,166 vested options.

(5)	Mr. Benz is a director. Represents shares held by a defined benefit plan.
(6)	Mr. Michael Brauser is a director. Includes shares of common stock jointly held with Mr. Brauser’s wife. Does not include shares held in a trust created by Mr. Brauser, of which one of his adult sons is the trustee and all of his four adult children including Daniel Brauser are the beneficiaries. Mr. Brauser disclaims beneficial ownership of these securities, and this disclosure shall not be deemed an admission of beneficial ownership of these securities for Section 16 of the Securities Exchange Act of 1934 or for any other purposes. Also includes: (i) 216,666 shares issuable upon exercise of warrants and (ii) 28,579 shares of common stock underlying Series B Preferred Stock.
(7)	Mr. Cravatt is a director.

(8)	Mr. Fitzwilliam is a director. Includes 15,380 vested options.

(9)	Mr. Jhawar is a director.

(10)	Includes (i) 289,999 shares of common stock held individually by Mr. Barry Honig, (ii) 178,962 shares of common stock held by GRQ Consultants, Inc. 401(K), of which the reporting person is the trustee, and (iii) 2,540 shares of common stock held by GRQ Consultants, Inc. Does not include all of the shares of common stock issuable upon the conversion of preferred stock as a result of a 9.99% blocker. Address is 555 South Federal Highway, Suite 450, Boca Raton, Florida 33432.

(11)	Mr. Oretsky is a former executive officer and director. Mr. Oretsky’s shares are held by Jack Oretsky Holdings, LLC, a limited liability company in which Mr. Oretsky, to our knowledge, is the managing member. Address is 547 N.E. 59th Street, Miami, Florida 33137. See Note (1) above.

(12)	Mr. Koyuncu is a former executive officer and director. Includes 2,540 vested options. Address is 750 SW 3rd Street, Boca Raton, Florida 33486. See Note (1) above.

(13)	Dr. Phillip Frost is the trustee of Frost Gamma Investments Trust. Does not include all of the shares of common stock issuable upon the conversion of preferred stock as a result of a 9.99% blocker. Address is 4400 Biscayne Blvd., Miami, Florida 33137.

(14)	Mrs. Czeizler is the independent adult daughter of Mr. Unterman. The securities reported for each of the reporting persons does not include the ownership of the other reporting person. The reporting persons disclaim beneficial ownership of the securities held by the other reporting person, and this disclosure shall not be deemed an admission of beneficial ownership of these securities for Section 16 of the Securities Exchange Act of 1934 or for any other purposes. Mr. Unterman’s address is 610 Park Avenue, New York, New York 10065. Mrs. Czeizler’s address is 255 East 74th Street, Apt. 19C, New York, New York 10021.
(15)	Mr. Feirstein is a former executive officer and director. Represents: (i) 376,531 shares of common stock, (ii) 38,124 vested options and (iii) 33,333 shares issuable upon the exercise of warrants. Of these securities, 3,176 shares of common stock and all of the warrants are held by the Feirstein Family Holdings, LLLP, an entity controlled by Mr. Feirstein. See Note (1) above.

Where You Can Find More Information

You can read and copy any materials that the Company files with the Securities and Exchange Commission at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.  20549.  You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.  Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Delivery of Documents to Security Holders Sharing an Address

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address.  Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may call the Company at (212) 213-6805 or mail a request to receive separate copies to uSell.com, Inc., 33 East 33rd Street, Suite 1101, New York, New York 10016, Attention: Corporate Secretary, and we will promptly deliver the Information Statement to you upon your request.  Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

By Order of the Board of Directors

/s/ Daniel Brauser
Daniel Brauser
Chief Executive Officer, President and Director

Appendix A

usell.com, Inc

2008 Equity Incentive Plan, as amended

1.           Scope of Plan; Definitions.

(a)          This 2008 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Money4Gold Holdings, Inc. (the “Company”) by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, directors, by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide to (a) Officers and other employees of the Company opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees and consultants of the Company opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees and consultants of the Company opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees and consultants of the Company opportunities to receive grants of restricted stock units (“RSUs”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

(b)          For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Bulletin Board” shall mean the Over-the-Counter Bulletin Board.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; (ii)  the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a) and also includes a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Compensation Committee” means the stock option committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3. All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the Trading Day on or the last Trading Day before the date a Stock Right is granted and shall mean:

(1)         the closing price on the principal market if the Common Stock is listed on a national securities exchange or the Bulletin Board.

(2)         if the Company’s shares are not listed on a national securities exchange or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as published by Pink Sheets LLC;

(3)         if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4)         if there is no regularly established trading market for the Company’s Common Stock, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Discretionary Options” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“Rule 16b-3” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

“Trading Day” shall mean a day on which the New York Stock Exchange is open for business.

“Transaction” has the meaning defined by Section 14(c).

2.             Administration of the Plan.

(a)          The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b)          The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c)          Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d)          In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

(e)          The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3.           Eligible Employees and Others.

(a)          (i)          ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. ISOs may not be granted unless this Plan has been approved by the Company’s shareholders within one year after it has been adopted by the Board.

(ii)         Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Officers, employees or consultants of the Company or any Related Corporation.

(iii)        The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

(b)          All directors of the Company who are not employees or beneficial owners of 10% or more of the Common Stock of the Company shall automatically receive the following grant of Non-Qualified Options as appropriate:

(i)          Initial Grants. On the date on which this Plan is approved by the Board or a person is first elected or appointed, whether elected by the shareholders of the Company or appointed by the Board to fill a Board vacancy, each non-employee director, except Neil McDermott, shall receive an automatic grant of Non-Qualified Options and Restricted Stock (or RSUs if selected by the director with such delivery deferral as the director may select) based upon Fair Market Value. In lieu of Restricted Stock or RSUs, the director may elect to receive Non-Qualified Options for the entire grant.

Qualifying Event	Stock Options	Restricted Stock
Initial appointment as Chairman of the Board	$62,500	$62,500
Initial election or appointment of non-employee director	$50,000	$50,000
Initial appointment as Chairman of a Committee	$7,500	$7,500
Initial appointment as Committee Member	$5,000	$5,000

(ii)         Annual Grants. On July 1st of each year, each non-employee director shall receive an automatic grant of Non-Qualified Options and Restricted Stock (or RSUs if selected by the director with such delivery deferral as the director may select) based upon Fair Market Value. In lieu of Restricted Stock or RSUs, the director may elect to receive Non-Qualified Options for the entire grant.

Qualifying Event	Stock Options	Restricted Stock
Annual grant to Chairman of the Board	$50,000	$50,000
Annual grant to non-employee director	$37,500	$37,500
Annual grant to a Chairman of a Committee	$5,000	$5,000
Annual grant to Committee Member	$3,750	$3,750

(iii)        Vesting. All initial grants under this Section 3(b) shall vest annually in equal increments over a three-year period following the date of the automatic grant, subject to service in the capacity in which the grant is received on the applicable vesting dates. Any fractional vesting shall be rounded up one or two times, as applicable. All annual grants shall vest 12 months following the date of grant, subject to service with the Company in the capacity in which the grant is received on the applicable vesting dates.

(iv)        All grants of Non-Qualified Options under this Section 3(b) shall be exercisable for a period of five years unless otherwise provided by the Board.

(v)        All grants of Non-Qualified Options under this Section 3(b) are subject to adjustment under Section 14.

(c)          The exercise price of the Options or SARs under Section 3 shall be Fair Market Value or such higher price as may be established by the Compensation Committee, the Board or by the Code.

4.            Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.0001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 8,000,000 subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5.            Granting of Stock Rights.

(a)          The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b)          Except for automatic grants under Section 3(b), the Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c)          A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d)          An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e)          Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits. Unless otherwise provided for in a grant by the Board, Compensation Committee or Officers, all grants of Stock Rights shall be subject to the grantee executing the Company’s standard form of Stock Rights Agreement.

(f)          The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6.            Sale of Shares. The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7.            ISO Minimum Option Price and Other Limitations.

(a)          The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b)          In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000. Any ISO or portion thereof which exceeds such limit (according to the order in which they are granted) shall be treated as a Non-Qualified Option, notwithstanding any contrary provision of the applicable agreement covering the ISO.

8.            Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right or this Plan (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9.            Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a)          The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b)          Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c)          Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)          The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10.           Termination of Employment or Relationship. Subject to any greater restrictions or limitations as may be imposed by the Board’s Compensation Committee or Officer upon the granting of any Option or SAR, if an optionee or holder of an SAR ceases to be employed by the Company or his other relationship with the Company terminates, other than by reason of death or Disability, no further installments of his Options or SARs shall become exercisable, and his Options or SARs shall terminate as provided for in the grant or on the day three months after the day of the termination of his employment, whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Options or SARs granted under the Plan shall not be affected by any change of employment within or the Company so long as the optionee continues to be an employee of the Company or otherwise continues to perform services for the Company.

11.           Death; Disability. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option or SAR:

(a)          If the holder of an Option or SAR ceases to be employed by the Company by reason of his death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Options’ or SARs’ specified expiration date or one year from the date of the grantee’s death.

(b)          If the holder of an Option or SAR ceases to be employed by the Company, or a director can no longer perform his duties, by reason of his Disability, he shall have the right to exercise any Option or SARs held by him on the date of termination of employment or ceasing to act as a director until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination of the person’s employment or ceasing to act as a director.

12.          Assignment, Transfer or Sale.

(a)          No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b)          Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13.          Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14.          Adjustments Upon Certain Events.

(a)          Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b)          In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c)          In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets in a transaction requiring shareholder approval (either, a “Transaction”), each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Stock Rights and in the event of a Change of Control or Transaction, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution as the result of a Change of Control or Transaction, the Board or Stock Option Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the Transaction. For a Change in Control, the Stock Right shall remain exercisable as long as permitted in the Stock Rights Agreement.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger.

(d)          Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e)          No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15.         Means of Exercising Stock Rights.

(a)          An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)          Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16.          Term, Termination and Amendment.

(a)          This Plan was adopted by the Board. This Plan may be approved by the Company’s shareholders within one year from the date of Board approval, which approval is required for ISOs, or on a later date.

(b)          The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 20, 2018. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c)          The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d)          The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17.         Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18.         Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19.         Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.         Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21.         Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22.         Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to retain the grantee in the employ of the Company, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23.         Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24.         Compliance with Section 409A of the Code. To the extent that the Board or the Compensation Committee determines that any Stock Right granted under this Plan is subject to Section 409A of the Code, the agreement evidencing such Stock Right shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, this Plan and the Stock Right agreement shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, in the event that, the Board or the Compensation Committee determines that any Stock Right may be subject to Section 409A of the Code, the Board or the Compensation Committee may adopt such amendments to this Plan and the applicable Stock Right agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board or the Compensation Committee determines are necessary or appropriate to (i) exempt the Stock Right from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Right, or (ii) comply with the requirements of Section 409A of the Code.

25.         Forfeiture of Stock Rights. Notwithstanding any other provision of this Plan, if provided for in a written agreement issuing Stock Rights all vested Stock Rights shall be immediately forfeited at the option of the Board in the event of:

(a)          Termination for any reason including without cause and including, but not limited to, fraud, theft, employee dishonesty and violation of Company policy;

(b)          Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

(c)          Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

(d)          Competing with the Company;

(e)          Being unavailable for consultation after leaving the Company’s employ if such availability is a condition of any agreement between the Company and the Employee;

(f)          Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(g)          Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Employee; or

(h)          A finding by the Company’s Board that the Employee has acted against the interests of the Company.

Removal of an Officer or director by the Board or shareholders, as applicable, shall not constitute termination within the meaning of Section 25(a).

The Board or the Compensation Committee may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights or similar agreement.

Money4Gold Holdings, Inc.

Amendment to the 2008 Equity Incentive Plan

Money4Gold Holdings, Inc. amends its 2008 Equity Incentive Plan (the “Plan”) as follows:

Section 4 of the Plan shall be deleted and replaced by the following:

4.          Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.0001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 27,000,000 subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

Upstream Worldwide, Inc.

Second Amendment to the 2008 Equity Incentive Plan

Upstream Worldwide, Inc. amends its 2008 Equity Incentive Plan by deleting Section 3(b) and re-lettering Section 3(c) as Section 3(b).

usell.com, Inc.

Amendment to the 2008 Equity Incentive Plan

usell.com, Inc. amends its 2008 Equity Incentive Plan (the “Plan”) as follows:

Section 4 of the Plan shall be deleted and replaced by the following:

4.           Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.0001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 4,264,437 subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

APPENDIX B

I. STOCK OPTIONS

Last Name	First Name	Plan	Number of Options Granted	Exercise Price	Vesting Term

Executives (including Named Executive Officers) Under the Plan

Brachfeld	Michael	2008 EIP	4,446	$27.55	12,504 vest at grant date; then 4,168 quarterly
Fitzwilliam	Grant	2008 EIP	334	$149.58	Quarterly over 1 year
Fitzwilliam	Grant	2008 EIP	1,678	$55.11	1 year cliff
Fitzwilliam	Grant	2008 EIP	35	$212.55	Annually over 3 years
Frohman	Scott	2008 EIP	1,043	$55.11	1 year cliff
		Total	7,537

Executives (including Named Executive Officers) - Non- Plan

Brachfeld	Michael	None	353	$27.55	Quarterly over 4 years
Brachfeld	Michael	None	8,529	$26.77	Quarterly over 4 years
Brachfeld	Michael	None	26,667	$3.00	Quarterly over 4 years
Brauser	Dan	None	706	$10.23	Quarterly over 4 years
Brauser	Dan	None	9,527	$10.23	Quarterly over 4 years
Brauser	Dan	None	16,466	$10.23	Quarterly over 4 years
Brauser	Dan	None	13,333	$3.00	1 year cliff
Croft	Christian	None	50,000	$3.00	25% after 1 year, then quarterly over 3 years
Feirstein	Doug	None	706	$10.23	Quarterly over 4 years
Feirstein	Doug	None	16,466	$10.23	Quarterly over 4 years
Feirstein	Doug	None	7,621	$19.68	Monthly over 1 year
Feirstein	Doug	None	13,333	$3.00	1 year cliff
Fitzwilliam	Grant	None	13,333	$3.00	1 year cliff
Frohman	Scott	None	250	$220.44	Quarterly over 4 years
Frohman	Scott	None	13,333	$3.00	1 year cliff
Koyuncu	Hakan	None	2,540	$26.77	Fully vested at grant
Raman	Nik	None	13,333	$3.00	1 year cliff
Raman	Nik	None	13,333	$3.00	25% after 1 year, then quarterly over 3 years
Zyman	Sergio	None	66,667	$3.00	Fully vested at grant
		Total	286,497

II. RESTRICTED STOCK SHARES

Last Name	First Name	Plan	Number of Shares Granted	Vesting Term

Directors Under the Plan

McDermott	Neil	2008 EIP	381	Annually over 3 years
McDermott	Neil	2008 EIP	187	Annually over 3 years
Frohman	Scott	2008 EIP	244	Annually over 3 years
Pearlman	Charles	2008 EIP	334	Annually over 3 years
Fitzwilliam	Grant	2008 EIP	334	Annually over 3 years
Fitzwilliam	Grant	2008 EIP	35	Vesting over 1 year
Frohman	Scott	2008 EIP	1,043	Vesting over 1 year
		Total	2,559
Directors - Non Plan

Zyman	Sergio	None	166,667	Fully vested at grant
Zyman	Sergio	None	66,667	Fully vested at grant
Brauser	Michael	None	66,667	Fully vested at grant
		Total	300,000

Executives (including Named Executive Officers) - Non- Plan

Zyman	Sergio	None	400,000	500,000 vested at grant; remaining in equal increments of 250,000
Zyman	Sergio	None	233,333	Fully vested at grant
Calabrese	Jennifer	None	5,000	Fully vested at grant
		Total	638,333

III. RESTRICTED STOCK UNITS

Last Name	First Name	Plan	Number of Units Granted	Vesting Term

Directors Under the Plan

Brauser	Michael	2008 EIP	66,667	Vest annually over 5 years
Brauser	Dan	2008 EIP	36,667	Vest annually over 5 years
Raman	Nik	2008 EIP	36,667	Vest annually over 5 years
Feirstein	Doug	2008 EIP	23,333	Vest annually over 5 years
Frohman	Scott	2008 EIP	10,000	Vest annually over 5 years
Fitzwilliam	Grant	2008 EIP	10,000	Vest annually over 5 years
		Total	183,333

Directors - Non-Plan

Benz	Peter	None	42,000	Vest annually over 3 years
Cravatt	Brett	None	38,000	Vest annually over 3 years
Jhawar	Amitabh	None	38,000	Vest annually over 3 years
Fitzwilliam	Grant	None	28,000	Vest annually over 3 years
		Total	146,000

Executives (including Named Executive Officers) - Non- Plan

Brauser	Dan	None	150,000	Vest annually over 5 years
Raman	Nik	None	150,000	Vest annually over 5 years
		Total	300,000

IV. TOTAL NUMBER OF SHARES UNDERLYING EQUITY AWARDS

Total granted as of May 21, 2014:	2,443,062

Total unvested as of May 21, 2014:	952,589